Washington, D.C. 20549

                                    Form 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): June 11, 1998





                  COURTYARD BY MARRIOTT II LIMITED PARTNERSHIP
              ------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                    0-16728                 52-1533559
  -------------------------------   ----------------------   ------------------
  (State or other jurisdiction of   commission File Number)  (I.R.S.Employer
   incorporation or organization)                            Identification No.)



        10400 Fernwood Road, Bethesda, MD                       20817-1109
      ---------------------------------------                  -------------
      (Address of principal executive office)                   (Zip Code)


       Registrant's telephone number, including area code: 301-380-2070

ITEM 5.       OTHER EVENTS

On June 11, 1998, September 16, 1998 and December 10, 1998, the General Partner sent to the Limited Partners of the Partnership a letter that accompanied the Partnership's Quarterly Reports on Form 10-Q. Such letters are being filed as exhibits to this Current Report on Form 8-K.


ITEM 7.       FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

              (c)     Exhibits

               99.1 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended
                      March 27, 1998.

              99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

              99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                               COURTYARD BY MARRIOTT II
                               LIMITED PARTNERSHIP

                               By:    CBM TWO CORPORATION
                                      General Partner



         December 11, 1998     By:      /s/ Earla L. Stowe
                                        ------------------
                                        Name:    Earla L. Stowe
                                        Title:   Vice President and
                                                  Chief Accounting Officer

                                     EXHIBIT INDEX


              Exhibit No.:           Description:
              -----------            ------------
              99.1                   Letter from the General Partner to the
                                     Limited Partners of the Partnership that accompanied the Partnership's Quarterly
                                     Report on Form 10-Q for the Quarter Ended
                                     March 27, 1998.


              99.2 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended June 19, 1998.

              99.3 Letter from the General Partner to the Limited Partners of the Partnership that accompanied the Partnership's Quarterly Report on Form 10-Q for the Quarter Ended September 11, 1998.

                                                                  Exhibit 99.1

================================================================================
                            COURTYARD BY MARRIOTT II
                               LIMITED PARTNERSHIP
================================================================================


                          1998 First Quarter Report
                     Limited Partner Quarterly Update


Presented for your review is the first quarter 1998 10-Q for Courtyard by Marriott II Limited Partnership. As mentioned in the 1997 Annual Report, the Partnership files a Form 10-Q with the Securities and Exchange Commission ("SEC") each quarter. The first quarter 1998 Form 10-Q immediately follows this letter and replaces the quarterly report format previously used by the
Partnership. The information presented is essentially the same as the information given in prior years with certain additional items required by the rules of the SEC. As in the past, we encourage you to review the information contained in this report, especially Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations. If you have any further questions regarding your investment, please contact Host Marriott Partnership Investor Relations at (301) 380-2070.

Potential Transaction

In December 1997, Host Marriott Corporation on behalf of the General Partner, CBM Two Corporation, filed a preliminary Prospectus/Consent Solicitation Statement (the "S-4") with the Securities and Exchange Commission which proposed the consolidation (the "Consolidation") of this Partnership and five other limited partnerships into a publicly traded real estate investment trust ("REIT"). The General Partner has been working to resolve various open issues concerning the proposed Consolidation.

In addition, there are existing REIT's which are active in the moderate price and extended stay hotel segment that have expressed an interest in the six limited partnerships. Therefore, the General Partner has had preliminary discussions with some of these companies. Although no agreements have yet been reached, the General Partner continues to pursue the possibility of a potential transaction involving the Partnership's assets or a merger of the Partnership with an existing publicly traded company.

The General Partner has retained Merrill Lynch to advise the Partnership with respect to the Partnership's strategic alternatives, including the original Consolidation plan and other available alternatives. The General Partner intends to continue to explore these alternatives and determine which path to pursue, obviously subject to appropriate partner approval.

Cash Distributions

On April 15, 1998, the Partnership made the final 1997 cash distribution of $1,900 per limited partner unit bringing the total for 1997 to $9,000 per unit. As mentioned in the 1997 Annual Report, we anticipate that cash distributions for 1998 will be at least equal to the level of the 1997 cash distributions after reserving $7.8 million for certain capital expenditures required by the management agreement. However, actual distributions may be higher or lower depending on actual Hotel operating results. We expect to make interim 1998 cash distributions in August and November 1998 and a year-end 1998 cash distribution in April 1999.

Partnership Debt

As previously reported, the Partnership's debt consists of a combination of commercial mortgage backed securities and senior notes. During the first quarter ended March 27, 1998, the Partnership repaid $3.5 million on the commercial mortgage backed securities resulting in a balance of $382.1 million as of March 27, 1998. The $127.4 million senior notes require no principal payments prior to maturity.

Hotel Operations

The combined operations of the Partnership's 70 Hotels improved in 1998 due to continuing demand in the lodging industry. For a detailed discussion of hotel operations, please refer to Item 2 of the Form 10-Q.

During the first quarter 1998, the Courtyard chain shifted their advertisements to focus on the leisure traveler. There was a heavy concentration in television and radio advertising and less in printed advertisements. A significant number of advertisements appeared on ESPN, particularly during the NCAA college basketball season. Courtyard also sponsored the ESPN NCAA Halftime Report.

For 1998, the outlook continues to be positive. The moderately priced lodging segment remains highly competitive, reflecting the influx of new competition. However, Courtyard hotels continue to command a premium share of the markets in which they are located.

We appreciate your continued support and invite you to visit Courtyard Hotels as you travel throughout the United States.

                                                                 Exhibit 99.2
================================================================================
                            COURTYARD BY MARRIOTT II
     `                        LIMITED PARTNERSHIP
================================================================================


                          1998 Second Quarter Report
                       Limited Partner Quarterly Update

Presented for your review is the 1998 Second Quarter Report for Courtyard by Marriott II Limited Partnership. A discussion of the Partnership's performance and hotel operations is included in the attached Form 10-Q, Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations. As always, we encourage you to read this report in its entirety. If you have any questions regarding your investment, please contact Host Marriott Partnership Investor Relations at (301) 380-2070.

Potential Transaction

As previously reported to you, Host Marriott Corporation, on behalf of the General Partner, CBM Two Corporation, filed a preliminary Prospectus/Consent Solicitation Statement with the Securities and Exchange Commission in December 1997, which proposed the consolidation (the "Consolidation") of this Partnership and five other limited partnerships into a publicly traded real estate investment trust ("REIT").

In addition, we reported to you that there are existing REIT's which are active in the moderate price and extended stay hotel segment that have expressed an interest in acquiring the hotels owned by the six limited partnerships. Although the General Partner has had preliminary discussions with some of these companies, no agreements have yet been reached.

The General Partner has retained Merrill Lynch to advise the Partnership with respect to the Partnership's strategic alternatives. The General Partner intends to continue to explore these alternatives and determine which path to pursue, obviously subject to appropriate partner approval.

Secondary Market Activity

There has been an increase in the number of third party solicitations for this Partnership's limited partner units. We are not in a position to advise you as to whether you should accept such offers. However, in addition to reviewing the information provided in this report, we encourage you to consult with your financial and tax advisors when deciding if you should sell your Partnership units. Due to the allocation of tax losses and income to you over the life of the Partnership as well as any cash distributions paid to you, your tax basis in this investment may be significantly lower than your original investment amount. Therefore, there may be negative tax effects resulting from the sale of these units that may impact your decision to sell. Once you have begun the sale process we will do whatever is in our power to facilitate the transfer of your units. Please note, the General Partner does not charge a fee in connection with the transfer of Partnership units. If you wish to effect a transfer, please contact our transfer agent, Trust Company of America/Gemisys at 1-800-797-6812 for the necessary documents.


Cash Distributions

On April 15, 1998, the Partnership made the final 1997 cash distribution of $1,900 per limited partner unit bringing the total distributions for 1997 to $9,000 per unit. The first interim 1998 distribution of $4,000 per limited partner unit was made on July 27, 1998. Based on the 1998 combined operating budget, we had anticipated that the cash distributions for 1998 would be equal to the 1997 levels, after reserving $7.8 million for certain capital expenditures required by the management agreement. Although operations for the first half of 1998 have exceeded 1997 operating results for the same period, 1998 operations year-to-date are currently below management's expectations presented earlier in the year. Therefore, cash distributions for 1998 are expected to be reduced to $7,500 per unit. However, actual distributions will depend on hotel operating results for the remainder of the year. If cash is available for distribution after reserving for the capital expenditures mentioned above, we will make a second interim 1998 cash distribution in November 1998 and a year-end 1998 cash distribution in April 1999.

Partnership Debt

As previously reported, the Partnership's debt consists of a combination of commercial mortgage backed securities and senior notes. During the second quarter ended June 19, 1998, the Partnership repaid $5.8 million on the commercial mortgage backed securities resulting in a balance of $379.7 million as of June 19, 1998. The $127.4 million senior notes require no principal payments prior to maturity.

Hotel Operations

The combined operations of the Partnership's 70 Hotels improved in 1998 due to continuing demand in the lodging industry. For a detailed discussion of hotel operations, please refer to Item 2 of the Form 10-Q.

For the first and second quarter, Courtyard focused communication efforts in USA Today, radio and television advertising. Courtyards' award winning television advertising was seen on CNN, The Weather Channel, CNN Airport and ESPN. In addition, Courtyard hotels now participate in the Marriott Rewards Frequent Travel Program which offers points to program members when they stay at a Courtyard Hotel. The points are redeemable for free hotel rooms at most Marriott lodging products.

The moderately priced lodging segment remains highly competitive, reflecting a significant influx of new competition. However, Courtyard hotels continue to command a premium share of the more competitive markets. The addition of the Marriott Rewards Program has had a positive impact on demand for the Courtyard product.

We appreciate your continued support and invite you to visit Courtyard Hotels as you travel throughout the United States.

                                                                 Exhibit 99.3
================================================================================
                            COURTYARD BY MARRIOTT II
                               LIMITED PARTNERSHIP
================================================================================


                          1998 Third Quarter Report
                       Limited Partner Quarterly Update


Presented for your review is the 1998 Third Quarter Report for Courtyard by Marriott II Limited Partnership (the "Partnership"). A discussion of the Partnership's performance and hotel operations is included in the attached Form 10-Q, Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations. You are encouraged to review this report in its entirety. If you have any further questions regarding your investment, please contact Host Marriott Partnership Investor Relations at (301) 380-2070.

Potential Transaction

The General Partner previously advised you that it is reviewing strategic alternatives that could result in increased liquidity for Limited Partners. In December 1997, we reported that Host Marriott Corporation ("Host"), on behalf of the General Partner, filed a preliminary Prospectus/Consent Solicitation Statement with the Securities and Exchange Commission. This statement proposed the consolidation (the "Consolidation") of this Partnership and five other limited partnerships into a publicly traded real estate investment trust ("REIT"). Subsequently, we reported to you that there were existing REITs active in the moderate price and extended-stay hotel segment that had expressed an interest in acquiring some of the hotels owned by the six limited partnerships. The General Partner retained Merrill Lynch to advise the partnerships with respect to these alternatives.

You may also be aware that although the hotel industry is generally continuing to report improving operating results, stock prices for the companies that own hotels, including REITs, have declined significantly from the price levels experienced early in 1998. There are a number of reasons given by the industry's analysts for this development ranging from increased supply in certain segments of the market to general economic concerns and global market trends influencing the US securities markets. In addition, the availability of bank credit and public debt has reduced dramatically in recent months. The effect of these developments is that many of the traditional purchasers of hotels such as those owned by the Partnership are restricted in their ability to raise capital to purchase hotels. Although over the past months we have reviewed various alternatives, to date, there have been no acceptable offers from third parties to purchase the Partnership's hotels.

These same market conditions have adversely affected the proposed Consolidation that would form a new REIT focused on limited service hotels. The original Consolidation plan included an initial public offering of the REIT's common shares. We have been advised that it would be difficult to raise the appropriate level of outside equity and that the perceived benefits of the Consolidation are not achievable at this time. Therefore, we are not pursuing the plan to form a new REIT.

Based on current market conditions, we are not optimistic that we will identify an acceptable offer to purchase the hotels in the near future. As market conditions change, we will reevaluate our strategy as we continue to explore alternatives to provide liquidity for the Partnership and maximize the value of your investment. We are continuing to work with Merrill Lynch to explore the alternatives and will promptly advise you of any developments.

Secondary Market Activity

We are aware of a number of third party solicitations for this Partnership's limited partner units. We are not in a position to advise you as to whether you should accept such offers. However, in addition to reviewing the information provided in this report, we encourage you to consult with your financial and tax advisors when deciding if you should sell your Partnership units. Due to the allocation of tax losses to you over the life of the Partnership as well as any cash distributions paid to you, your tax basis in this investment may be significantly lower than your original investment amount. Therefore, there may be negative tax effects resulting from the sale of these units that may impact your decision to sell. Once you have begun the sale process we will do whatever is in our power to facilitate the transfer of your units. Please note, the General Partner does not charge a fee in connection with the transfer of Partnership units. If you wish to effect a transfer, please contact our transfer agent, Trust Company of America/Gemisys at 1-800-797-6812 for the necessary documents.

Cash Distributions

On April 15, 1998, the Partnership made the final 1997 cash distribution of $1,900 per limited partner unit bringing the total distributions for 1997 to $9,000 per unit. On July 27, 1998, the Partnership distributed $4,000 per limited partnership unit from 1998 first and second quarter operating results and on November 6, 1998, the Partnership distributed $1,000 per limited partnership unit from 1998 third quarter operating results. Based on the 1998 combined operating budget, we had anticipated that the cash distributions for 1998 would be equal to the 1997 levels, after reserving $8.4 million for certain capital expenditures required by the management agreement. Although operations for the thirty-six weeks of 1998 have exceeded 1997 operating results for the same period, 1998 operations year-to-date are currently below management's expectations presented earlier in the year. Therefore, cash distributions for 1998 are expected to be reduced to $6,500 per unit. However, actual distributions will depend on hotel operating results for the remainder of the year. If cash is available for distribution after reserving for the capital expenditures mentioned above, we will make a year-end 1998 cash distribution in April 1999.

Partnership Debt

As previously reported, the Partnership's debt consists of a combination of commercial mortgage backed securities and senior notes. During the year-to-date period ended September 11, 1998, the Partnership repaid $9.4 million on the commercial mortgage backed securities resulting in a balance of $376.1 million. The $127.4 million senior notes require no principal payments prior to maturity.

Hotel Operations

The combined operations of the Partnership's 70 Hotels improved in 1998 due to continuing demand in the lodging industry. For a detailed discussion of hotel operations, please refer to Item 2 of the Form 10-Q.

During the third quarter, Courtyard continued to focus on communication efforts in USA Today, radio and television advertising. Courtyards' award winning television advertising was seen on CNN, The Weather Channel, CNN Airport and ESPN. In addition, Courtyard hotels continue to participate in the Marriott Rewards Frequent Travel Program which offers points to program members when they stay at a Courtyard Hotel. The points are redeemable for free hotel rooms at most Marriott lodging products.

The moderately priced lodging segment remains highly competitive, reflecting significant influx of new competition. However, Courtyard hotels continue to command a premium share of the more competitive markets. As mentioned previously, the Marriott Rewards Program has had a positive impact on demand for the Courtyard product.

We appreciate your continued support and invite you to visit Courtyard Hotels as you travel throughout the United States.

Estimated 1998 Tax Information

Based on current projections, estimated taxable income of $9,800 will be allocated to each limited partner unit for the year ending December 31, 1998.

The 1998 tax information, used for preparing your Federal and state income tax returns, will be mailed no later than March 15, 1999. To ensure confidentiality, we regret that we are unable to furnish your tax information over the telephone. Unless otherwise instructed, we will mail your tax information to your address as it appears on this report. Therefore, to avoid delays in delivery of this important information, please notify the Partnership in writing of any address changes by January 31, 1999.